SEGALL BRYANT & HAMILL
                             GROWTH AND INCOME FUND












                               SEMI-ANNUAL REPORT
                                OCTOBER 31, 1998

                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


December 7, 1998


Dear fellow Shareholder:

      For the six months ending October 30, 1998, the Segall Bryant & Hamill Growth and Income Fund's total return at NAV was -5.15 percent. This compares to the performance of the S&P 500 Index of -.41 percent and the performance of the Wilshire 5000 (a broader representation of the stock market) of -4.77% for the same time period. The Fund's total return for the period October 1, 1997 through September 30, 1998 was 22.01%. Annualized total return from inception on September 7, 1995 through September 30, 1998 was 13.70%.

      Over the past six months, the market has exhibited its highest level of volatility in over a decade. In July, the market hit new highs, but by early September and again in October corrected almost 20%. The market has since roared back to new highs, as the Federal Reserve lowered interest rates three times, in an attempt to ease the global liquidity scare. During this period, the market continued to display the same characteristics as it has over the past four years- a handful of large capitalization stocks outperformed the broader market. As of the end of the third quarter, the small to mid capitalization stocks ($300mln-$10bln in market capitalization) traded at relative valuation levels to their large capitalization peers not seen since the bear market of 1973. This valuation disparity has created an exceptional opportunity for investors that are willing to `step up' and take advantage of the market's mispricing of these stocks. We have and will continue to focus on companies that exhibit high and sustainable Return on Invested Capital (ROI), combined with reasonable valuation levels. This disciplined investment strategy has led us to concentrate more on the mid capitalization tier of the market. Currently, the Fund has approximately 60% of its assets in companies that fall within the mid cap range. These companies exhibit high ROI, superior growth rates and market position, but trade at a discount to large cap stocks. Over the next three to five years, we feel this sector of the market will outperform larger capitalization stocks while exhibiting lower risk levels.

      Our outlook for the economy is for modest growth in 1999, with low inflation and possibly, deflation in some markets. Given this scenario, it is important to invest in companies that can grow their revenues in units instead on relying on price increases. The Fund is also positioned somewhat defensively given the possibility of profit shortfalls in earnings due to margin deterioration.

      Two examples of recent purchases in the Fund are ServiceMaster and BJ's Wholesale Club. ServiceMaster is one of the largest providers of residential and supportive management services to individual consumers, businesses and institutions nationwide. Its market leading brands include TruGreen-ChemLawn, Terminix and American Home Shield. As the baby boom generation moves towards retirement and ownership of homes increases, demand for time saving services should increase dramatically. ServiceMaster provides all types of consumer related services including lawn care, pest control and cleaning service. The company also uses its strong cash flow to make `tuck-in' acquisitions to expand geographically and increase its service offerings. ServiceMaster has an excellent growth record, it has grown its revenue and earnings at 18% and
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


19% respectively over the past twenty-five years. BJ's Wholesale Club operates a chain of 84 membership wholesale clubs in the eastern United States. BJ's charges its members an annual fee to shop at its stores, in return for which the members get a 20% discount on items purchased- ranging from household items to apparel. BJ's has a relatively immature store base that should allow returns to move up substantially as its stores attract new members. BJ's is trading at 40% discount to the largest competitor, but its returns and growth rates are higher.

      We remain confident that our selection process will lead to above-average results over time. In coming months, there will undoubtedly be tests of investors' enthusiasm for stocks, which could produce greater volatility in prices. Under these circumstances, we believe that the stocks we are emphasizing will prove to be ones toward which investors will gravitate. In addition, our move away from large cap stocks, which appear overpriced, should benefit shareholders as midcap stock returns move toward more historical valuation levels.

We appreciate your continued support.



/s/ Ralph M. Segall                                      /s/ David P. Kalis

Ralph M. Segall, CFA                                      David P. Kalis, CFA

2
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Shares    COMMON STOCKS: 87.97%                                     Market Value
--------------------------------------------------------------------------------

          ADVERTISING AGENCIES: 2.94%
3,500     The Interpublic Group of Companies, Inc..................   $ 204,750
                                                                      ---------
          COMMERCIAL BANKS  U.S.: 2.39%
2,200     Star Banc Corporation....................................     166,375
                                                                      ---------
          COMMERCIAL SERVICES: 2.25%
7,400     The ServiceMaster Company................................     156,325
                                                                      ---------
          COMPUTER SERVICES: 2.89%
3,500     Ceridian Corporation*....................................     200,813
                                                                      ---------
          COMPUTER SOFTWARE: 2.59%
1,700     Microsoft Corporation*...................................     179,988
                                                                      ---------
          CONSUMER PRODUCTS  MISCELLANEOUS: 2.38%
6,000     Blyth Industries, Inc.*..................................     165,750
                                                                      ---------
          DENTAL SUPPLIES AND EQUIPMENT: 1.11%
3,000     DENTSPLY International, Inc..............................      77,250
                                                                      ---------
          DIVERSIFIED MANUFACTURING: 3.80%
3,200     Applied Power, Inc.......................................      88,200
8,000     Littlefuse, Inc.*........................................     176,000
                                                                      ---------
                                                                        264,200
                                                                      ---------
          ELECTRIC  INTEGRATED: 1.67%
2,400     New Century Energies, Inc................................     115,950
                                                                      ---------
          ELECTRONICS: 3.92%
6,500     Methode Electronics, Inc.................................      99,938
5,281     Molex Incorporated  Class A.............................     172,623
                                                                      ---------
                                                                        272,561
                                                                      ---------
          FINANCIAL GUARANTEE INSURANCE: 2.18%
3,900     MGIC Investment Corporation..............................     152,100
                                                                      ---------

                                                                               3
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          FOOD  RETAIL: 4.13%
 6,000    Safeway, Inc*............................................   $ 286,875
                                                                      ---------
          IDENTIFICATION SYSTEMS / DEVICES: 2.57%
 4,000    Symbol Technologies, Inc.................................     179,000
                                                                      ---------
          INSTRUMENTS  SCIENTIFIC: 3.03%
 2,500    The PerkinElmer Corporation.............................     210,781
                                                                      ---------
          INVESTMENT MANAGEMENT: 1.60%
 7,000    Security Capital Group Incorporated  Class B*...........     111,563
                                                                      ---------
          LIFE / HEALTH INSURANCE: 2.67%
 5,000    Protective Life Corporation..............................     185,313
                                                                      ---------
          MEDICAL  BIOMEDICAL GENETICS: 2.20%
 2,200    Biogen, Inc.*............................................     152,900
                                                                      ---------
          MEDICAL  DRUGS: 2.70%
 4,000    Abbott Laboratories......................................     187,750
                                                                      ---------
          MEDICAL INSTRUMENTS: 1.95%
 4,000    Biomet, Inc.*............................................     135,750
                                                                      ---------
          MEDICAL PRODUCTS: 2.93%
 2,500    Johnson & Johnson........................................     203,750
                                                                      ---------
          MULTILINE INSURANCE: 1.24%
 2,000    The Allstate Corporation.................................      86,125
                                                                      ---------
          OFFICE AUTOMATION AND EQUIPMENT: 2.79%
 2,000    Xerox Corporation........................................     193,750
                                                                      ---------
          OFFICE FURNISHINGS: 0.65%
 2,500    Steelcase, Inc.  Class A................................      45,000
                                                                      ---------

4
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

          OFFICE SUPPLIES AND FORMS: 4.76%
 3,700    Avery Dennison Corporation...............................   $ 153,318
 5,700    New England Business Service, Inc........................     177,412
                                                                      ---------
                                                                        330,730
                                                                      ---------
          OPERATIONS: 5.60%
 2,400    General Electric Company.................................     210,000
 2,800    Illinois Tool Works, Inc.................................     179,550
                                                                      ---------
                                                                        389,550
                                                                      ---------
          PIPELINES: 2.28%
 3,000    Enron Corp...............................................     158,250
                                                                      ---------
          PUBLISHING  NEWSPAPERS: 1.66%
 2,000    Tribune Company..........................................     115,250
                                                                      ---------
          RETAIL  BUILDING PRODUCTS: 5.73%
 5,000    Fastenal Company.........................................     180,625
 5,000    The Home Depot, Inc......................................     217,500
                                                                      ---------
                                                                        398,125
                                                                      ---------
          RETAIL  DISCOUNT: 2.40%
 7,000    Dollar General Corporation...............................     167,124
                                                                      ---------
          SUPER  REGIONAL BANKS  U.S.: 4.64%
 3,000    First Union Corporation..................................     174,000
 4,000    Norwest Corporation......................................     148,750
                                                                      ---------
                                                                        322,750
                                                                      ---------
          TELEPHONE  LONG DISTANCE: 1.59%
 2,000    MCI WORLDCOM, Inc........................................     110,500
                                                                      ---------
          TEXTILE APPAREL: 2.73%
11,000    Jones Apparel Group, Inc.*...............................     189,750
                                                                      ---------

          Total Common Stocks (cost $5,052,366)....................   6,116,648
                                                                      ---------

                                                                               5
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
Principal
 Amount     SHORT-TERM INVESTMENTS: 6.67%                           Market Value
--------------------------------------------------------------------------------
$257,534    Star Treasury Fund.....................................  $  257,534
 750,000    U.S. Treasury Strips*..................................     206,419
                                                                      ---------

            Total Short-Term Investments (cost $425,393)...........     463,953
                                                                      ---------
            Total Investments in Securities
              (cost $5,477,759+): 94.64%...........................   6,580,601
            Liabilities in excess of Other Assets: 5.36%...........     372,492
                                                                      ---------
            TOTAL NET ASSETS: 100.0% ..............................   6,953,093
                                                                      =========

*  Non-incoming producing security.

+ At October 31, 1998, the cost of securities for Federal tax purposes was approximately the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

            Gross unrealized appreciation..........................  $1,215,761
            Gross unrealized depreciation..........................    (112,919)
                                                                     ----------
            Net unrealized appreciation............................  $1,102,842
                                                                     ==========

See Notes to Financial Statements.

6
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
 Investments in securities, at market value
  (identified cost $5,477,759) (Note 1) .....................       $ 6,580,601
 Cash .......................................................             2,127
 Receivables:
    Fund shares sold ........................................            11,200
    Securities sold .........................................           371,377
    Dividends and interest ..................................             4,542
    Due from adviser ........................................             1,406
 Deferred organizational costs (Note 1) .....................            19,662
                                                                    -----------
      Total assets ..........................................         6,990,915

LIABILITIES
 Payables:
    Administration fee ......................................             2,548
    Distribution fees .......................................             6,525
    Other ...................................................            13,374
 Accrued expenses ...........................................            15,375
                                                                    -----------
      Total liabilities .....................................            37,822

NET ASSETS ..................................................       $ 6,953,093
                                                                    ===========
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE PER SHARE ($6,953,093/531,395) ......................       $     13.08
                                                                    ===========

COMPONENTS OF NET ASSETS
 Capital Stock - $.01 par value (Note 1) ....................       $     5,314
 Additional paid-in capital .................................         5,709,402
 Accumulated net investment loss ............................           (15,136)
 Undistributed net realized gain on investments .............           150,671
 Unrealized appreciation on investments .....................         1,102,842
                                                                    -----------
      Net assets ............................................       $ 6,953,093
                                                                    ===========

See Notes to Financial Statements.

                                                                               7
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Income
 Dividends .......................................................    $  33,055
 Interest ........................................................        1,298
 Other ...........................................................       10,451
                                                                      ---------
      Total income ...............................................       44,804
                                                                      ---------
 Expenses
   Advisory fees .................................................       25,689
   Custodian and accounting fees .................................        5,848
   Distribution fees .............................................        8,563
   Administration fee (Note 3) ...................................        7,561
   Professionals' fees ...........................................        4,285
   Registration fees .............................................        2,554
   Reports to shareholders .......................................        1,025
   Transfer agent fees ...........................................        3,277
   Directors' fees ...............................................        1,151
   Amortization of organization costs (Note 2-D) .................        1,608
   Other .........................................................       14,634
                                                                      ---------
      Total expenses .............................................       76,195
      Less: expense reimbursement (Note 3) .......................      (16,255)
                                                                      ---------
      Net expenses ...............................................       59,940
         NET INVESTMENT LOSS .....................................      (15,136)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized loss from security transactions ....................     (115,806)
 Net change in unrealized appreciation of investments ............     (209,835)
                                                                      ---------
      Net realized and unrealized loss on investments ............     (325,641)
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    $(340,777)
                                                                      =========


See Notes to Financial Statements.

8
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 Six Months            Year
                                                   Ended              Ended
                                              October 31, 1998*   April 30, 1998
--------------------------------------------------------------------------------

OPERATIONS:
 Net investment loss .......................      $   (15,136)      $   (16,413)
 Net realized (loss) gain on investments ...         (115,806)          770,537
 Net change in unrealized appreciation of
  investments ..............................         (209,835)          800,826
                                                  -----------       -----------
    NET (DECREASE) INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS .............         (340,777)        1,554,950
                                                  -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Investment income - net:
   Class A .................................               --           (23,030)
 Net realized gains on investments:
   Class A .................................               --          (685,903)
    TOTAL DISTRIBUTIONS ....................               --          (708,933)
                                                  -----------       -----------
CAPITAL SHARE TRANSACTIONS (Note 4)
 Proceeds from sale of shares:
   Class A .................................          230,403         1,682,033
 Net asset value of shares issued in
  reinvestment of net investment income
  and net realized gain distributions:
   Class A .................................               --           696,385
 Payments for redemption of shares:
   Class A .................................               --        (1,136,892)
   Class B .................................               --          (201,605)
                                                  -----------       -----------
 Increase in net assets from capital
  shares transactions ......................          230,403         1,039,921
   TOTAL (DECREASE) INCREASE IN NET ASSETS .         (110,374)        1,885,938

NET ASSETS
 Beginning of period .......................        7,063,467         5,177,529
                                                  -----------       -----------
END OF PERIOD (including undistributed
  net investment income (loss) of
  $(15,136) and $0, respectively) ..........      $ 6,953,093       $ 7,063,467
                                                  ===========       ===========

* Unaudited.

See Notes to Financial Statements.

                                                                               9
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE DATA (ROUNDED TO THE NEXT CENT) FOR A SHARE OF CAPITAL STOCK OUTSTANDING AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                          Six Months           Year            Year           Period from
                                             Ended             Ended           Ended       Sept. 7, 1995* to
                                        April 30, 1998#   April 30, 1998   April 30, 1997    April 30, 1998
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....  $13.79            $12.05            $11.24            $10.00
                                            ------            ------            ------            ------
Operations:
 Net investment (loss) income ............   (0.03)            (0.03)             0.08              0.02
 Net realized and unrealized (loss)
  gain on investments ....................   (0.68)             3.48              1.13              1.24
                                            ------            ------            ------            ------
     Total from operations ...............   (0.71)             3.45              1.21              1.26
                                            ------            ------            ------            ------
Distributions to shareholders:
 From net investment income ..............      --             (0.06)            (0.05)            (0.02)
 From net realized gains .................      --             (1.65)            (0.35)               --
                                            ------            ------            ------            ------
     Total from distributions ............      --             (1.71)            (0.40)            (0.02)
                                            ------            ------            ------            ------

Net asset value, end of period ...........  $13.08            $13.79            $12.05            $11.24
                                            ======            ======            ======            ======

Total investment return(b) ...............   (5.15%)           30.39%            10.89%            12.64%

Net assets, end of period (millions) .....  $  7.0            $  7.1            $  5.0            $  4.0

Ratios:
Expenses to average net assets(c) ........    1.75%(a)          1.75%             1.86%             1.98%(a)
Expenses to average net assets
  (net of expenses paid indirectly) ......    1.75%(a)          1.75%             1.75%             1.75%(a)
Net investment income (loss) to
 average net assets ......................   (0.44%)(a)        (0.28%)            0.76%             0.36%(a)
  Assuming no voluntary waivers and
  reimbursement and expense reductions(d)
     Expenses ............................    2.24%(a)          2.39%             2.58%             2.97%(a)
     Net investment (loss) income ........   (0.92%)(a)        (0.92%)            0.04%            (0.63%)(a)
Portfolio turnover rate
  (excluding short-term securities) ......    36.5%            104.5%            108.0%             56.1%

 *  Commencement of operations.
 #  Unaudited.
(a) Adjusted to an annual basis.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(c) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. (d) Prior to the year ended April 30, 1997, the ratios reflect the most restrictive state limitation in effect.

See Notes to Financial Statements.

10
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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Segall, Bryant & Hamill Growth and Income Fund (the "Fund"), a series within VAM Institutional Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund's investment objective is growth of capital. The Fund's secondary objective is current income. The Fund seeks to achieve these objectives by investing in a diversified portfolio of securities including common stock, preferred stock, bonds, convertible securities, and warrants and rights to purchase common stock.

      On April 30, 1997, the Fund reorganized by transferring substantially all of its assets to a new series of VAM Institutional Funds, Inc. Prior to April 30, the Fund was a series of Voyageur Mutual Funds III, Inc. The Fund's investment objective was not changed as a result of the reorganization. The financial history of the Fund continued from the prior series of Voyageur Mutual Funds III, Inc. to the new series of VAM Institutional Funds, Inc.

      Pursuant to its articles of incorporation, Voyageur Institutional Funds, Inc. has 10 trillion shares of authorized capital stock that may be issued.

      The significant accounting policies followed by the Fund is summarized as follows:

      A.    USE  OF  ESTIMATES
            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

      B.    INVESTMENTS IN SECURITIES
            Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. The values of fixed income securities are determined by using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost which approximates market value.

            Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income, including level-yield amortization of premium and discount, is accrued daily.

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                  SEGALL BRYANT & HAMILL GROWTH AND INCOME FUND


NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
      C.    FEDERAL TAXES
            The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund.

            Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year the that the income or realized gains (losses) were recorded by the Fund.

      D.    DISTRIBUTIONS TO SHAREHOLDERS
            Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

      E.    ORGANIZATIONAL COSTS
            Organizational costs of the Fund are being amortized over 60 months on a straight-line basis.

NOTE 2 - EXPENSES AND SALES CHARGES

      The Fund has an investment advisory agreement with Voyageur Asset Management LLC (Voyageur). Under the investment advisory agreement, Voyageur provides the Fund with office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Fund. The investment advisory agreement provides for the payment on a monthly basis of a fee equal to an annual rate of .75% of the Fund's average daily net assets. Investment decisions for the Fund are made and executed by Segall Bryant & Hamill, the Fund's sub-adviser. Voyageur pays Segall Bryant & Hamill for their services a sub-advisory fee equal to .75% of average daily net assets. The Fund paid no direct fees to the sub-adviser.

      In addition to the advisory fee, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.

      The Fund had a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940. Under this plan, the Fund pays a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets.

      Voyageur and Segall, Bryant & Hamill have voluntarily agreed to pay all expenses (excluding fees paid indirectly, stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.75% of average daily net assets. During the six months ended October 31, 1998, Voyageur and Segall, Bryant & Hamill voluntarily absorbed $16,255 for the Fund.

--------------------------------------------------------------------------------
NOTE 3 -  INVESTMENT SECURITIES TRANSACTIONS

      Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $2,336,586 and $2,337,939 for the Fund during the six months ended October 31, 1998.

NOTE 4 -  CAPITAL STOCK

      Transactions in shares during the periods shown were as follows:

                                               Six Months             Year
                                                 Ended                Ended
                                            October 31, 1998      April 30, 1998
--------------------------------------------------------------------------------
Shares sold ...............................      44,800              129,913
Shares reinvested .........................          --               56,617
Shares redeemed ...........................     (64,113)            (102,278)
                                                -------             --------

Increase in shares outstanding ............     (19,313)              82,252
                                                =======             ========

                                     ADVISOR

                          Voyageur Asset Management LLC
                                 90 South Street
                          Minneapolis, Minnesota 55402

                               ==================

                                   SUB-ADVISOR

                             Segall Bryant & Hamill
                        10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606

                               ==================

                                    CUSTODIAN

                                 Star Bank, N.A.
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202


                               ==================

                                 TRANSFER AGENT

                             American Data Services
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132